Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On May 8, 2017, Royalton 44 Hotel, L.L.C., a subsidiary of FelCor Lodging Limited Partnership (“FelCor LP”), entered into a Purchase and Sale Agreement to sell the Royalton hotel to a third party unrelated to FelCor LP for $55 million in cash.  Right, title and interest to the Royalton hotel was transferred on August 1, 2017.  The Royalton hotel’s operations constituted a significant amount of income from continuing operations of FelCor LP.

The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effects of the transaction.  The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 illustrates the estimated effects of the transaction as if the sale had occurred on June 30, 2017.  The unaudited pro forma condensed consolidated income statement for the six months ended June 30, 2017 and the year ended December 31, 2016 sets forth the estimated effects of the transaction on FelCor LP’s consolidated statements of income as if the sale had occurred on January 1, 2016.

The unaudited pro forma condensed consolidated financial statements presented herein are for informational purposes only and do not purport to present what FelCor LP’s actual results would have been had the transaction occurred on the date assumed, or to project FelCor LP’s results of operations or financial position for any future period.  The unaudited pro forma condensed consolidated financial statements include assumptions that are believed to be reasonable and represent all material information that is necessary to fairly present pro forma financial statements.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, should be read in conjunction with FelCor LP’s audited consolidated financial statements and the notes in FelCor LP’s Annual Report on Form 10-K as for the fiscal year ended December 31, 2016, as filed with the SEC on February 24, 2017.

FelCor Lodging Limited Partnership

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(in thousands)

	Historical	Royalton		Pro Forma
	June 30, 2017	June 30, 2017		June 30, 2017
	(Unaudited)	(Unaudited)		(Unaudited)

Assets
Investment in hotels, net	$1,448,346	$—		$1,448,346
Investment in unconsolidated entities	7,657	—		7,657
Hotels held for sale	77,937	(49,360	)(a)	28,577
Cash and cash equivalents	58,135	(125	)(a)	58,010
Restricted cash	24,199	(2,700	)(a)	21,499
Accounts receivable, net	43,923	(508	)(a)	43,415
Deferred expenses, net	3,591	—		3,591
Other assets	20,240	(1,334	)(a)	18,906
Total assets	$1,684,028	$(54,027)		$1,630,001

Liabilities and Partners’ Capital
Debt, net	$1,360,071	$—		$1,360,071
Distributions payable	14,887	—		14,887
Accrued expenses and other liabilities	135,792	(2,184	)(a)	133,608
Total liabilities	1,510,750	(2,184)		1,508,566
Commitments and contingencies
Redeemable units, 610 units issued and outstanding	4,400	—		4,400
Capital:
Preferred units:
Series A Cumulative Convertible Preferred Units, 12,879 units issued and outstanding	309,337	—		309,337
Common units, 138,412 units issued and outstanding	(192,255)	(51,843	)(b)	(244,098)
Total FelCor LP partners’ capital	117,082	(51,843)		65,239
Noncontrolling interests	7,365	—		7,365
Preferred capital in consolidated joint venture	44,431	—		44,431
Total partners’ capital	168,878	(51,843)		117,035
Total liabilities and partners’ capital	$1,684,028	$(54,027)		$1,630,001

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

FelCor Lodging Limited Partnership

Unaudited Pro Forma Condensed Consolidated Statements of Operations and Comprehensive Income

(in thousands, except per unit data)

		Royalton
	Historical	Pro Forma Adjustment		Pro Forma
	Year Ended	Year Ended		Year Ended
	December 31, 2016	December 31, 2016		December 31, 2016
		(Unaudited)		(Unaudited)

Revenues:
Hotel operating revenue :
Room	$661,640	$(15,029	)(c)	$646,611
Food and beverage	155,227	(4,607	)(c)	150,620
Other operating departments	45,951	(385	)(c)	45,566
Other revenue	4,136	—		4,136
Total revenues	866,954	(20,021)		846,933

Expenses:
Hotel departmental expenses :
Room	171,883	(7,550	)(c)	164,333
Food and beverage	119,047	(4,806	)(c)	114,241
Other operating departments	15,120	(202	)(c)	14,918
Other property-related costs	212,180	(5,726	)(c)	206,454
Management and franchise fees	32,935	—		32,935
Taxes, insurance and lease expense	57,317	(1,897	)(c)	55,420
Corporate expenses	27,037	—		27,037
Depreciation and amortization	114,054	(2,349	)(c)	111,705
Impairment	26,459	—	(c)	26,459
Other expenses	12,740	—		12,740
Total operating expenses	788,772	(22,530)		766,242

Operating income	78,182	2,509		80,691
Interest expense, net	(78,182)	—		(78,182)
Other gains, net	342	—		342
Income before equity in income from unconsolidated entities	342	2,509		2,851
Equity in income from unconsolidated entities	1,533	—		1,533
Income from continuing operations before income tax	1,875	2,509		4,384
Income tax	(873)	—		(873)
Income from continuing operations	1,002	2,509		3,511
Loss from discontinued operations	(3,131)	—		(3,131)
Income (loss) before gain on sale of hotels	(2,129)	2,509		380
Gain on sale of hotels, net	6,322	565	(c)	6,887
Net income and comprehensive income	4,193	3,074		7,267
Net loss attributable to noncontrolling interests	673	—		673
Preferred distributions- consolidated joint venture	(1,461)	—		(1,461)

Net income and comprehensive income attributable to FelCor LP	3,405	3,074		6,479
Preferred distributions	(25,115)	—		(25,115)
Net loss attributable to FelCor LP common unitholders	$(21,710)	$3,074		$(18,636)

Basic and diluted per common unit data:
Loss from continuing operations	$(0.13)	$0.02		$(0.11)
Net loss	$(0.16)	$0.02		$(0.14)
Basic and diluted weighted average common units outstanding	138,739	138,739		138,739

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

FelCor Lodging Limited Partnership

Unaudited Pro Forma Condensed Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except per unit data)

		Royalton
	Historical	Pro Forma Adjustment		Pro Forma
	Six Months Ended	Six Months Ended		Six Months Ended
	June 30, 2017	June 30, 2017		June 30, 2017
		(Unaudited)		(Unaudited)

Revenues:
Hotel operating revenue :
Room	$313,705	$(6,038	)(c)	$307,667
Food and beverage	69,995	(1,945	)(c)	68,050
Other operating departments	23,112	(155	)(c)	22,957
Other revenue	1,732	—		1,732
Total revenues	408,544	(8,138)		400,406

Expenses:
Hotel departmental expenses :
Room	84,161	(3,768	)(c)	80,393
Food and beverage	54,503	(2,372	)(c)	52,131
Other operating departments	7,480	(60	)(c)	7,420
Other property related costs	103,075	(2,576	)(c)	100,499
Management and franchise fees	15,276	—		15,276
Taxes, insurance and lease expense	29,356	(1,019	)(c)	28,337
Corporate expenses	13,221	—		13,221
Depreciation and amortization	55,366	(1,020	)(c)	54,346
Impairment loss	35,109	(30,224	)(c)	4,885
Other expenses	8,591	—		8,591
Total operating expenses	406,138	(41,039)		365,099

Operating income	2,406	32,901		35,307
Interest expense, net	(38,702)	—		(38,702)
Other gains, net	100	—		100
Loss before equity in income from unconsolidated entities	(36,196)	32,901		(3,295)

Equity in income from unconsolidated entities	518	—		518
Loss from continuing operations before income tax	(35,678)	32,901		(2,777)
Income tax	(1,050)	—		(1,050)
Loss from continuing operations before loss on sale of hotels	(36,728)	32,901		(3,827)

Loss on sale of hotels	(873)	327	(c)	(546)
Net loss and comprehensive loss	(37,601)	33,228		(4,373)

Net loss attributable to noncontrolling interests	437	—		437
Preferred distributions - consolidated joint venture	(727)	—		(727)

Net loss and comprehensive loss attributable to FelCor LP	(37,891)	33,228		(4,663)
Preferred distributions	(12,558)	—		(12,558)
Net loss attributable to FelCor LP common unitholders	$(50,449)	$33,228		$(17,221)

Basic and diluted per common unit data:
Loss from continuing operations	$(0.36)	$0.24		$(0.12)
Net loss	$(0.36)	$0.24		$(0.12)
Basic and diluted weighted average common units outstanding	138,430	138,430		138,430

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Overview

On May 8, 2017, Royalton 44 Hotel, L.L.C., a subsidiary of FelCor Lodging Limited Partnership (“FelCor LP”), entered into a Purchase and Sale Agreement to sell the Royalton hotel to a third party unrelated to FelCor LP for $55 million in cash.  Right, title and interest to the Royalton hotel was transferred on August 1, 2017.  The Royalton hotel’s operations constituted a significant amount of income from continuing operations of FelCor LP.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated financial statements are presented to illustrate the effects of the transaction.  The unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 illustrates the estimated effects of the transaction as if the sale had occurred on June 30, 2017.  The unaudited pro forma condensed consolidated income statement for the six months ended June 30, 2017 and the year ended December 31, 2016 sets forth the estimated effects of the transaction on FelCor LP’s consolidated statements of income as if the sale had occurred on January 1, 2016.

Noted below are the explanations for the adjustments included in the unaudited pro forma condensed consolidated financial statements:

a)             The pro forma adjustment relates to the removal of net assets and liabilities of the sold hotel.

b)             The pro forma adjustment relates to the removal of Partners’ Capital of the sold hotel.

c)              Revenues and expenses have been adjusted to remove the revenues and expenses associated with the sold hotel.